UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 14, 2003

Homestore, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26659	95-4438337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30700 Russell Ranch Road
Westlake Village, California 91362
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (805) 557-2300

(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 5. Other Events and Required FD Disclosure.

     For the benefit of investors and other interested parties, Homestore, Inc. (the “Company”) is filing this Form 8-K to reflect the events described below on certain information previously presented in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

•	Item 1, “Business,” Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and Note 13, “Segment Information,” of Item 8, “Financial Statements and Supplementary Data”: These items and note reflect the Company’s combination, as of the beginning of fiscal year 2003, of its previously reported Online Advertising segment with the Media Services segment, as management changed the way that the Company manages and evaluates the Company’s businesses. The Company also changed the name of the Software and Services segment to “Software” and the Offline Advertising segment to “Print.”

•	Note 22, “Subsequent Events,” of Item 8, “Financial Statements and Supplementary Data”: This note reflects the Cendant Settlement and the Company’s execution of a settlement agreement (the “CalSTRS Settlement”) on August 12, 2003 with the California State Teachers’ Retirement System, as lead plaintiff, to resolve all outstanding claims related to the first amended consolidated class action complaint filed against the Company in the United States District Court, Central District of California.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits.

     The following exhibits are filed herewith:

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Revised “Item 1. Business” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 to reflect the effects of the change in segments described in Item 5 of this Form 8-K.

99.2	Revised “Item 7. Management Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 to reflect the effects of the change in segments described in Item 5 of this Form 8-K.

99.3	Revised “Item 8. Financial Statements and Supplementary Data” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 to reflect the effects of the change in segments, the Cendant Settlement and the CalSTRS Settlement described in Item 5 of this Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMESTORE, INC.

Date: August 14, 2003	By:	/s/ Lewis R. Belote, III
Lewis R. Belote, III
Chief Financial Officer

Exhibit Index

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Revised “Item 1. Business” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 to reflect the effects of the change in segments described in Item 5 of this Form 8-K.

99.2	Revised “Item 7. Management Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 to reflect the effects of the change in segments described in Item 5 of this Form 8-K.

99.3	Revised “Item 8. Financial Statements and Supplementary Data” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 to reflect the effects of the change in segments, the Cendant Settlement and the CalSTRS Settlement described in Item 5 of this Form 8-K.